SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 19, 2010

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


     Colorado                       0-30503                   76-0635938
--------------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID Number) of incorporation)

               3600 Gessner, Suite 220, Houston, Texas     77063
               -------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code    (281) 710-7103
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act   (17 CFR 240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     The information included in Items 2.01 and 5.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSET.

     On August 19, 2010, AvStar Aviation Group, Inc. ("Registrant") completed a transaction in which it acquired all of the outstanding stock in Twin Air Calypso Limited, Inc. ("TAC Limited"). Registrant acquired TAC Limited in exchange for 18.0 million shares of its common stock and some cash payments in the approximate aggregate amount of $275,000 to be paid in a small number of future installments over the fairly near future. Because of amounts previously paid, Registrant was not required to pay any cash down payment at closing. TAC Limited operates a charter air service from South Florida to the Bahamas with access to seven aircrafts.

     The agreement governing the acquisition of TAC Limited (the "Stock Agreement") contains a non-competition agreement, prohibiting the stockholders of TAC Limited from competing with Registrant. This non-competition agreement lasts for a period commencing on the closing of the acquisition and ending on the later to occur of five years. The Stock Agreement also contains fairly customary representations, warranties and indemnifications, as well as other general terms and conditions typically governing stock sales and purchases.

     In connection with the acquisition of TAC Limited and in order to effectuate a verbal agreement and understanding that they had made some time ago, Registrant and the stockholders of TAC Limited entered into certain option agreements (the "Option Agreements"). The Option Agreements permit Registrant to repurchase a portion of the 18.0 million shares of common stock issued in connection with the acquisition for an aggregate purchase price of $1.75 million. The number of shares depends on the per-share "Market Value" of Registrant's common stock, which is basically the 20-day trading average prior to the time of exercise. The portion of such 18.0 million shares that may be repurchased generally equals the quotient obtained by dividing $1.25 million by the Market Value; provided, however, that the stockholders of TAC Limited may retain a maximum of 7.353 million shares and a minimum of 625,000 shares. Moreover, the Option Agreements require Registrant to repurchase the portion of shares determined in accordance with the preceding whenever it completes a private placement of Registrant's securities for an aggregate purchase price of at least $3.0 million.

     Prior to the consummation of the acquisition of TAC Limited, Clayton I. Gamber, a stockholder in, and the chief executive officer of, TAC Limited, was also serving as a director and the President of Twin Air Calypso Services, Inc. ("TAC Services"), a recently-formed, wholly-owned Florida subsidiary of Registrant. Other than for the foregoing, there were no material relationships between TAC Limited, and its former officers, directors, affiliates, associates or shareholders, and Registrant, and its officers, directors, affiliates, associates or shareholders.

     The consideration for the acquisition of all of the outstanding stock in TAC Limited assets (including the number of shares issued to the stockholders of TAC Limited) was determined in arms-length negotiations between the Registrant's management and TAC Limited's stockholders. The factors addressed by the Registrant in negotiating this consideration included the financial history of charter flights from South Florida to the Bahamas; the future prospects for the business of TAC Limited in terms of revenues and earnings; the synergies that might be realized between the businesses of TAC Limited and TAC Services; an assessment of the ability of a particular member of TAC Limited's management who would serve as Registrant's Chief Executive Officer and President to contribute to the management of Registrant's business; anticipated ability of the Registrant's business to grow and expand using TAC Limited as a base for future acquisitions; and the restricted nature of the stock consideration issued in connection with the acquisition.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     The information included in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

          The issuance of the 18.0 million shares of its common stock in connection with the acquisition of TAC Limited is claimed to be exempt pursuant to Section 4(2) of the Securities Act of 1933 (the "Act") and Rule 506 of Regulation D under the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to three persons, and subsequent transfers were restricted in accordance with the requirements of the Act.

     The securities issued in connection with the acquisition were not registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     In connection with the acquisition of TAC Limited, Registrant expanded its Board of Directors from three to four members. Clayton I. Gamber, a stockholder in, and the chief executive officer of, TAC Limited, was elected to Registrant's Board of Directors to fill the newly created vacancy. Moreover, in connection with the acquisition of TAC Limited, Registrant elected Mr. Gamber as Registrant's Chief Executive Officer and President. Russell S. Ivy, our previous Chief Executive Officer and President, will remain as a Vice President responsible for acquisitions and financings.

     Mr. Gamber has been involved in the aviation business in South Florida since 1970, serving in capacities that have included Director of Maintenance, Director of Operations, Accountable Manager, executive officer, director and owner. For more than the past five years, he has served as a director and an executive officer of aviation companies in which he has been a part owner. One of these companies, Twin Town Leasing Co., d/b/a "Twin Air Calypso," filed for protection under Federal bankruptcy laws in June 2010 due to a single liability. Mr. Gamber holds a Bachelor of Science in Industrial Engineering and Operations Research from Virginia Tech. He also holds an FAA Airline Transport Pilot License, has over 8000 flight hours and a DC-3 Type Rating, and holds a FAA
Airframe and Powerplant License. Prior to his election as a Registrant office and director, Mr. Gamber was serving as a director and the President of Twin Air Calypso Services, Inc., a recently-formed, wholly-owned subsidiary of Registrant.

     Mr. Gamber is serving as President of TAC Limited pursuant to an employment agreement. This employment agreement provides for a term of five years that commenced in May 2010, subject to earlier termination by TAC Limited upon certain customary events. It provides that Mr. Gamber will receive a weekly salary of $1,250, and will be entitled to participate in any and all employee benefit plans now existing or hereafter established for TAC Limited's employees, provided that he meets the eligibility criterion therefore; provided that Mr. Gamber will be entitled to appropriate medical insurance in all cases. Registrant and Mr. Gamber have agreed to continue the current employment agreement in effect. However, if Registrant is successful in raising additional funds or improving significantly its financial performance, management expects that Registrant and Mr. Gamber will re-negotiate the employment agreement to pay a salary closer to market levels, consistent with any restrictions on salaries imposed by any investors providing the additional funds.

     The Registrant's Board of Directors has not established any standing committees, including an Audit Committee, Compensation Committee or a Nominating Committee. The Board of Directors as a whole undertakes the functions of those committees. The Board of Directors may establish one or more of these committees whenever it believes that doing so would benefit the Registrant.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Business  Acquired.

             The financial statements required to be filed under this Item 9.01(a) are not included in this Current Report on Form 8-K and will be filed within 71 calendar days of the date hereof.

     (b)     Pro  Forma  Financial  Information.

             The pro forma financial statements required to be furnished under this Item 9.01(b) are not included in this Current Report on Form 8-K and will be furnished within 71 calendar days  of  the  date  hereof.

(c)               Exhibits.

Exhibit
Number         Exhibit Title

10.1 Stock Option Agreement between Registrant and Clayton I. Gamber and Robin V. Gamber
10.2           Stock Option Agreement between Registrant and Kenneth W. Langston
10.3 Employment Agreement between Twin Air Calypso Services, Inc. and Clayton I. Gamber

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AVSTAR AVIATION GROUP, INC.


Date:  August 25, 2010              /s/     Clayton I. Gamber
                                    -------------------------
                                            Clayton I. Gamber,
                                            Chief Executive Officer & President